UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 6, 2023

ANKAM, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	333-255392 (Commission File Number)	61-1900749 (I.R.S. Employer Identification Number)

Bakur Kalichava

5348 Vegas Drive, Las Vegas, Nevada, 89108

+995-599420389

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: Not applicable.

Title of each class	Trading Symbol	Name of each exchange on which registered

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 6, 2023, Bakur Kalichava, being the sole member of the Board of Directors, decided to appoint Enrike Bokuchava to position of a Director of Ankam, Inc. (“the Company”).

From 2019, through April 2023, Mr. Bokuchava served as the Software Developer and DevOps Engineer, writing and optimizing code for web and mobile applications and ensuring infrastructure scalability and reliability at DataHouse, Tbilisi. In June 2022, Mr. Bokuchava completed a Degree of Business Administration at Caucasus University. Currently, Mr. Bokuchava is receiving Business Analyst certification.

The Company and Mr. Bokuchava entered into an Independent Contractor Agreement pursuant to which Mr. Bokuchava was retained as a Director of the Company, effective November 6, 2023.

Bakur Kalichava continues to serve as the Company’s President, Director, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary.

There are no family relationships between our new Director and our current Director. There have been no transactions since the beginning of our last fiscal year, or any currently proposed transaction, in which we were or are to be a participant, exceeding $120,000 and in which our new officer had or will have a direct or indirect material interest. There is no material plan, contract or arrangement (whether or not written) to which our new Director is a party or in which he participates that is entered into or a material amendment in connection with the triggering event or any grant or award to any such covered person or modification thereto, under any such plan, contract or arrangement in connection with any such event.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 6, 2023, Bakur Kalichava, being the sole member of the Board of Directors, adopted and approved amended and restated bylaws of the Company (the “Amendment to Bylaws”) of Ankam, Inc. The number of the acting members of the Board was extended to 2 (two) directors instead of 1 (one). The Director shall perform their duties according to the Bylaws of the Company and in compliance with the instructions and counsel of the Company’s President.

Item 9.01 Exhibits

(d) Exhibits.

Exhibit No.	Description
3.2	Amendment to Bylaws of the Company, effective as of November 6, 2023

SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 7, 2023	ANKAM, INC.

	By:	/s/	Bakur Kalichava
		Name:	Bakur Kalichava
		Title:	President, Director, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary